Employee benefit expenses	12 Months Ended
Jun. 30, 2018
Disclosure of employee benefits [Abstract]
Disclosure of employee benefits [text block]
5	Employee benefit expenses

	2016 RMB	2017 RMB	2018 RMB
Wages and salaries	230,516	280,786	388,238
Contributions to defined contribution plans	27,038	44,884	52,898
	257,554	325,670	441,136

The Group participates in pension funds organized by the PRC government. According to the respective pension fund regulations for its employees, the Group is required to pay annual contributions for its employees. The Group remits all the pension fund contributions to the relevant local government authorities, which are responsible for the payments and liabilities relating to the pension funds. The Group has no obligation for payment of retirement and other post-retirement benefits of employees other than the contributions described above.